SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 28, 2026, to the Prospectus dated April 30, 2026.

MFS® International Intrinsic Equity Portfolio

(formerly MFS® International Intrinsic Value Portfolio)

Effective immediately, the fund is reopened to new investors. Accordingly, all disclosure in the fund’s prospectus relating to the limitation on purchases by new investors are deleted in their entirety.

FCG-SUP-I-092826